SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                    Date of Report
                    (Date of earliest
                    event reported):        December 20, 2002


                 Name of Registrant, State of
                 Incorporation, Address of Principal
Commission       Executive Offices and                     IRS Employer
File Number      Telephone Number                          Identification Number
-----------      -----------------------------------       ---------------------

1-9894           Alliant Energy Corporation                39-1380265
                 (a Wisconsin corporation)
                 4902 N. Biltmore Lane
                 Madison, Wisconsin  53718
                 Telephone  (608) 458-3311

0-4117-1         Interstate Power and Light Company        42-0331370
                 (an Iowa corporation)
                 Alliant Energy Tower
                 Cedar Rapids, Iowa  52401
                 Telephone  (319) 786-4411

This combined Form 8-K is separately filed by Alliant Energy Corporation and Interstate Power and Light Company. Information contained in this Form 8-K relating to Alliant Energy Corporation and Interstate Power and Light Company is filed by each such registrant on its own behalf. Each of Alliant Energy Corporation and Interstate Power and Light Company makes no representation as to information relating to registrants other than itself.

Item 5.   Other Events.
------    ------------

          On December 20, 2002, Alliant Energy Corporation (the "Company") issued a press release announcing that its subsidiary, Interstate Power and Light Company ("IP&L"), completed a private placement of $150 million of preferred stock in accordance with Rule 144A under the Securities Act of 1933. Pursuant to Rule 135c of the Securities Act of 1933, the Company is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.

          On December 20, 2002, the Company also issued a press release announcing that its subsidiary, Whiting Petroleum Corporation ("Whiting Petroleum"), closed a revolving credit facility with a current maximum borrowing availability of $200 million. The credit facility matures on December 20, 2005. The Company is filing a copy of such press release as Exhibit 99.2 hereto, which is incorporated by reference herein.




Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibits. The following exhibits are being filed herewith:

               (99.1) Alliant Energy Corporation Press Release, dated December 20, 2002, regarding IP&L preferred stock issuance.

               (99.2) Alliant Energy Corporation Press Release, dated December 20, 2002, regarding Whiting Petroleum credit facility.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of Alliant Energy Corporation and Interstate Power and Light Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ALLIANT ENERGY CORPORATION



Date:  December 20, 2002               By: /s/ John E. Kratchmer
                                           ------------------------------------
                                           John E. Kratchmer
                                           Vice President - Corporate Controller
                                           and Chief Accounting Officer

                                       INTERSTATE POWER AND LIGHT COMPANY



Date:  December 20, 2002               By: /s/ John E. Kratchmer
                                           -------------------------------------
                                           John E. Kratchmer
                                           Vice President - Corporate Controller
                                           and Chief Accounting Officer

                           ALLIANT ENERGY CORPORATION
                       INTERSTATE POWER AND LIGHT COMPANY

                   Exhibit Index to Current Report on Form 8-K
                             Dated December 20, 2002


Exhibit
Number
------

(99.1) Alliant Energy Corporation Press Release, dated December 20, 2002, regarding IP&L preferred stock issuance.

(99.2) Alliant Energy Corporation Press Release, dated December 20, 2002, regarding Whiting Petroleum credit facility.